UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14762	36-3858106
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

See statement in Item 7.01 below, which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The ServiceMaster Company (“ServiceMaster,” “we” or “our”) announces herewith that the Company’s preliminary unaudited net cash provided from operating activities from continuing operations is expected to be within the range of $220 million to $240 million for the year ended December 31, 2012.

The preliminary unaudited cash flow data is subject to completion and reflects our current good faith estimate and may be revised as a result of management’s further review of our results.  We have not completed our normal annual review procedures as of, and for, the year ended December 31, 2012, and there can be no assurance that our final results for 2012 will not differ from this estimate.  Any such changes could be material.  During the course of the preparation of our consolidated financial statements and related notes as of, and for, the year ended December 31, 2012, we may identify items that would require us to make material adjustments to such preliminary unaudited cash flow data.  This estimate should not be viewed as a substitute for audited financial statements prepared in accordance with U.S. generally accepted accounting principles.

Neither ServiceMaster’s independent auditors nor any other independent accountants have compiled, examined or performed any procedures with respect to the preliminary unaudited cash flow data for the year ended December 31, 2012, nor have they expressed any opinion on or any other form of assurance of such data, and they assume no responsibility for, and disclaim any association with, such data.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Information Regarding Forward-Looking Statements

This report contains forward-looking statements and cautionary statements. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements include, without limitation, all matters that are not historical facts. They appear in this report and include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning our preliminary unaudited cash flow data for the year ended December 31, 2012.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this report. In addition, even if our results of operations, financial condition and cash flows, and the development of the market segments in which we operate, are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed in “Risk Factors” in the company’s annual, quarterly and other reports filed with the Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Additional factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation:

•                  the effects of our substantial indebtedness and the limitations contained in the agreements governing such indebtedness;

•                  our ability to generate the significant amount of cash needed to fund our operations and service our debt obligations, among other things;

•                  our ability to successfully refinance our Term Loan Facility and extend the maturity until February 2017;

•                  changes in interest rates, because a significant portion of our indebtedness bears interest at variable rates;

•                  changes in the discount rates, revenue growth, cash flow growth rates or other assumptions used by the Company in its assessment for impairment of goodwill and intangible assets and adverse economic conditions or other factors that would result in significant impairment charges to our goodwill and/or intangible assets;

•                  our ability to secure sources of financing or other funding to allow for leasing of commercial vehicles, primarily for Terminix and TruGreen;

•                  our ability to successfully implement our strategy for TruGreen, including the redesign of TruGreen’s product mix and the re-balancing of its sales mix and marketing program;

•                  changes in the source and intensity of competition in our market segments;

•                  our ability to attract and retain key personnel;

•                  weather conditions, including, without limitation, potential impacts, if any, from climate change, known and unknown, and seasonality factors that affect the demand for, or our ability to provide, our services and the cost of our claims and services;

•                  higher commodity prices and lack of availability thereof, including, without limitation, fuel and chemicals (primarily at Terminix and TruGreen), which could impact our ability to provide our services and the profitability of our brands;

•                  increases in operating costs, such as higher insurance premiums, self-insurance costs, labor expense and compensation and benefits costs, including, without limitation, costs related to the comprehensive health care reform law enacted in the first quarter of 2010;

•                  associate retention and labor shortages, changes in employment and wage and hour laws and regulations, such as equal pay initiatives, additional anti-discrimination rules or tests and different interpretations of exemptions from overtime laws;

•                  epidemics, pandemics or other public health concerns or crises that could affect the demand for, or our ability to provide our services, resulting in a reduction in operating revenue;

•                  a continuation or change in general economic, financial and credit conditions in the United States and elsewhere (for example, any adverse developments in the global credit and financial markets due to the ongoing European financial and economic crisis), especially as such may affect home sales, consumer or business liquidity, bank failures, consumer or commercial confidence or spending levels including as a result of inflation or deflation, unemployment, interest rate fluctuations, changes in discount rates, mortgage foreclosures and subprime credit dislocations;

•                  a failure of any insurance company that provides insurance or reinsurance to us or of third party contract partners, including counterparties to our fuel and interest rate swaps;

•                  changes in our services or products;

•                  existing and future governmental regulation and the enforcement thereof, including, without limitation, regulation relating to the environment; restricting or banning of telemarketing; door-to-door solicitation; direct mail or other marketing activities; Terminix’s termite inspection and protection plan; chemicals used in our businesses; regulations impacting contractual provisions requiring arbitration or automatic renewals of contracts; or other legislation, regulation or interpretations impacting our business;

•                  laws and regulations relating to financial reform and the use of derivative instruments and any new regulations or changes in existing regulations promulgated by the U.S. Consumer Financial Protection Bureau;

•                  the success of, and costs associated with, restructuring initiatives;

•                  the number, type, outcomes (by judgment or settlement) and costs of legal or administrative proceedings, including, without limitation, collective, representative or class action litigation, and changes in the law regarding arbitration and conduct of collective, representative and class action litigation;

•                  labor organizing activities at our subsidiaries or our franchisees and new regulations or changes in existing regulations and procedures by the National Labor Relations Board;

•                  risk of liabilities being passed through from our franchisees;

•                  risks associated with acquisitions or other strategic transactions, including, without limitation, acquired liabilities, retaining customers from businesses acquired, achieving expected synergies from acquired businesses and difficulties in integrating acquired businesses or implementing strategic transactions generally;

•                  risks associated with dispositions, for example, post-closing claims being made against us, post-closing purchase price adjustments (including, without limitation, items related to working capital), disruption to our other businesses during the sale process or thereafter; credit risks associated with any buyer of such disposed businesses and our ability to collect funds due from any such buyer related to seller financings, licensing arrangements, transition services arrangements or surety bond guarantees;

•                  constraints associated with non-compete agreements or other restrictive covenants entered into by the Company, including, without limitation, in connection with business dispositions or strategic contracts, some or all of which may restrict our ability to conduct business in particular market segments or compete in particular geographic regions;

•                  risks associated with budget deficits at federal, state and local levels resulting from economic conditions, which could result in federal, state and local governments decreasing their purchasing of our products or services and/or increasing taxes or other fees on businesses, including ServiceMaster, to generate more tax revenues, which could negatively impact spending by commercial customers and municipalities on our services;

•                  regulations imposed by several states related to our home service and insurance subsidiaries, including those limiting the amount of funds that can be paid to the Company by its subsidiaries;

•                  changes in claims trends in our medical plan and our automobile, general liability and workers’ compensation program;

•                  significant disruptions, terminations or substandard performance of our outsourced services, including possible breaches by third party vendors of their agreements with us;

•                  the cost, timing, structuring or results of our business process outsourcing (and insourcing), including, without limitation, any current or future outsourcing (or insourcing) or restructuring of all or portions of our information technology, call center, certain human resource functions and other corporate functions, and risks associated with such outsourcing (or insourcing) or restructuring or transitioning from outsourcing providers to insourcing;

•                  costs and timing of implementation of upgrades to our information technology systems, including the completion of American Home Shield’s, TruGreen’s and Merry Maids’ new operating systems and the information technology initiatives for our human resources and other corporate functions, which are intended to: enhance customer service; protect against theft of customer and corporate sensitive information; comply with industry standards; and minimize disruptions in the Company’s operations and centers of excellence; and

•                  other factors described in this report and from time to time in documents that we file with the SEC.

You should read this report completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements made in this report are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this report, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, changes in future operating results over time or otherwise.

Comparisons of results for current and any prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2013	THE SERVICEMASTER COMPANY

	By:	/s/ David W. Martin
David W. Martin
Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer